SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 15, 1999


                                   EVTC, INC.
             (Exact name of registrant as specified in its charter)



             Delaware          0-20986           22-3005943
       (State or other       (Commission        (IRS Employer
       jurisdiction of       File Number )      Identification No.)
       incorporation)



                    121 S. Norwood Drive, Hurst, Texas     76053
               ----------------------------------------------------
               (Address of principal executive office)   (Zip Code)



       Registrant's telephone number, including area code: (817) 282-0022



                                       N/A
            --------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

             Not Applicable


Item 2.  Acquisition or Disposition of Assets

             Not Applicable


Item 3.  Bankruptcy or Receivership

             Not Applicable


Item 4.  Changes in Registrant's Certifying Accountant

             Not Applicable


Item 5.  Other Events

             EVTC, Inc. announced it has entered into a letter of intent with A Free Gift.com, Inc. A copy of the press release is attached as Exhibit A.

Item 6.  Resignations of Registrant's Directors

             Not Applicable


Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of business acquired.

              Not Applicable

         (b)  Pro forma financial information

              Not Applicable

         (c)  Exhibits

          A. Press Release dated October 15, 1999


Item 8.  Change in Fiscal Year

             Not Applicable


                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EVTC, INC.


                                   By:   /s/ David Keener
                                      ------------------------------------
                                             David Keener
                                             Chief Financial Officer


Dated: October 22, 1999

                                    EXHIBIT A

Environmental Technologies, Corp. Announces Signing Letter of Intent to Acquire Internet Marketing Company

EVTC, Inc. t/a Environmental Technologies, Corp. (NASDAQ: EVTC) today announced that it has signed a letter of intent to acquire afreegift.com inc., an Oak Brook, IL based internet direct marketing company. The acquisition will be a 100% stock transaction subject to certain terms and conditions.

With the acquisition of afreegift.com inc., the Company expects to generate significant revenues in the E-commerce industry, with both business to consumer and business to business Internet marketing strategies.

The transaction is subject to due diligence and shareholder approval.

Environmental Technologies, Corp. is currently engaged in the marketing and sale of refrigerants, refrigerant reclaiming services and the recycling of fluorescent light ballasts and lamps.

Except for the historical information contained herein, the matters discussed in the Release are forward-looking statements that involve risks and uncertainties. The forward-looking statements in this Release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially due to a variety of factors, including without limitation the market and the pricing for refrigerant products, weather conditions, operating costs, inventory risks due to shifts in market demand, the presence of competitors with greater resources, the Company's need to liquidity, and other risks detailed from time to time in the Company's reports filed with the Securities and Exchange Commission.


         CONTACT: EVTC, Inc. t/a Environmental Technologies Corp. David A. Keener, Executive Vice President / CFO
                      (817) 282-0022
                      dkeener@fullcircle-rrsi.com